LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED NOVEMBER 28, 2012

TO THE PROSPECTUS DATED OCTOBER 31, 2012 OF

LEGG MASON STRATEGIC REAL RETURN FUND

Effective December 1, 2012, the following text replaces the section of the fund’s prospectus titled “More on fund management — Subadvisers — Western Asset Management Company”:

Western Asset Management Company (“Western Asset”), 385 East Colorado Boulevard, Pasadena, California 91101, serves as a subadviser to the fund and manages the fund’s cash and short-term instruments. As of September 30, 2012, Western Asset had aggregate assets under management of approximately $459.7 billion.

Please retain this supplement for future reference.

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